EXECUTION COPY





                       FIRST AMENDMENT TO MORTGAGE,
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               FIRST AMENDMENT TO ASSIGNMENT OF LEASES, AND
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                  FIRST AMENDMENT TO ASSIGNMENT OF RENTS
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          FIRST AMENDMENT TO MORTGAGE, FIRST AMENDMENT TO ASSIGNMENT OF
LEASES, AND FIRST AMENDMENT TO ASSIGNMENT OF RENTS (this "Amendment"), dated as of June 1, 1994, between GENERAL CAMERA CORPORATION ("Mortgagor") and JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP ("Mortgagee").

                          W I T N E S S E T H :
                          = = = = = = = = = = =

          WHEREAS, Mortgagor and Mortgagee have entered into that certain 11.00% Secured Note, dated June 30, 1989, in the original principal amount of $5,500,000.00 (the "Note"); and

          WHEREAS, the principal amount due and owing under the Note is, as of the date hereof, $5,500,000, excluding any interest or other amounts due and owing thereon; and

          WHEREAS, the Note is secured by a mortgage made by Mortgagor to Mortgagee, dated June 30, 1989 and recorded on July 6, 1989 in the land records of New York County, at Reel 1596, Page 2455 (the "Mortgage"), which Mortgage secured the Note, and encumbers the property more fully described on Exhibit A attached hereto and made a part hereof; and

          WHEREAS, the Note is further secured, in part, by an Assignment of Leases Agreement between Mortgagor, as Assignor, and Mortgagee, as Assignee, dated June 30, 1989 and recorded on July 6, 1989 in the land records of New York County, at Reel 1597, Page 7 (the "Assignment of Leases"); and

          WHEREAS, the Note is further secured, in part, by an Assignment of Rents between Mortgagor, as Assignor, and Mortgagee, as Assignee, dated June 30, 1989 and recorded on July 6, 1989 in the land records of New York County, at Reel 1597, Page 1 (the "Assignment of Rents"); and

          WHEREAS, Mortgagor has requested that Mortgagee grant its consent to certain transactions proposed to be entered into by Mortgagor, and in connection with such consent, the parties have agreed to amend certain of the terms of the Note and the Mortgage to provide for, among other things, modification of certain payment terms under the Note; and

          WHEREAS, Mortgagor and Mortgagee desire to amend the Mortgage, the Assignment of Rents, and the Assignment of Leases as set forth herein;


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          NOW, THEREFORE, in consideration of the terms, covenants and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor and Mortgagee hereby agree as follows:

          1. The terms "Mortgage," "Note," "Assignment of Leases" or "Assignment of Rents," as used in this Amendment or in the Mortgage, the Note or any other document, instrument or agreement executed by Mortgagor and Mortgagee, shall include any amendments, modifications or supplements thereto entered into from time to time, including (without limitation) the amendments entered into as of the date hereof. Each capitalized term used herein and not otherwise defined herein shall have the meaning assigned to it in the Mortgage.

          2. The Mortgagee's address in the first paragraph of the Mortgage and in the tenth through twelfth lines of Section 7.04 shall hereby read as follows:

               "c/o The Real Estate Investment Group (B-19)
               John Hancock Place
               P.O. Box 111
               Boston, MA  02117
               Attention: Alan R. Cohen"

          3.   The reference to the form of Note in the last sentence of
Section 1.01 and the first sentence of Section 1.02 of the Mortgage shall be deemed to refer to the Note, as amended, modified or supplemented from time to time, including (without limitation) by the First Amendment to Note, dated as of the date hereof, between Mortgagor and Mortgagee (the "Other Amendment").

          4. Section 2.09.2(c) of the Mortgage is amended by inserting, at the end of such Section 2.09.2(c), the following:

          "In amplification of, and not in limitation of, the foregoing, Mortgagor shall not grant any consent, approval or waiver with respect to any proposed assignment or subletting by a lessee under a Space Lease (including, without limitation, by Pany Rental, Inc. or Imaging Video Ink) without having first obtained the written consent of Mortgagee."
















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          5.   Section 2.09.2 is further amended by inserting the following as a new Section 2.09.2(d) after Section 2.09.2(c):

          "(d) The parties hereby confirm that Mortgagee, at the request of Mortgagor, has consented to the execution and delivery by Mortgagor of Space Leases dated as of June 1, 1994, between (i) Mortgagor and Pany Rental, Inc. and (ii) Mortgagor and Imaging Video Ink. Mortgagor hereby acknowledges and confirms that, notwithstanding any terms and conditions set forth in the foregoing Space Leases, such consent by Mortgagee does not constitute a waiver of any rights or remedies of Mortgagee, or obligations of Mortgagor, set forth in this Mortgage, and in the event of any conflict or inconsistency between the terms and conditions contained in such Space Leases and the terms and conditions contained in this Mortgage, then the terms and conditions contained in this Mortgage shall govern and prevail. In addition, in amplification of, and not in limitation of, the provisions of Section 2.09.2(a) hereof, Mortgagor hereby agrees that it shall not enter into, or consent to, any amendment, modification or supplement to the foregoing Space Leases without having obtained the prior written consent of Mortgagee thereto."

          6. Section 4.04 of the Mortgage is amended by inserting, immediately between the second and third sentences thereof, the following:

               "Mortgagor shall deliver to Mortgagee the information and data detailed on Schedule 2 attached hereto and made a part hereof, within the time periods specified in said Schedule."

          7. The instrument entitled "Schedule 2" and attached to this Amendment shall be deemed to be attached as Schedule 2 to the Mortgage.

          8. (a) Section 5.01(A) of the Mortgage is hereby amended by deleting the period at the end of Section 5.01(n), and by inserting, immediately after Section 5.01(A)(n), the following:

               "or (o) if an Event of Default has occurred under any of the Additional Collateral Documents."

               (b) Section 5.01(C) of the Mortgage is hereby amended by deleting the phrase "(h) through (n)" from the third line thereof and by inserting the phrase "(h) through (o)" in its place.

               (c) The Mortgage is hereby amended by inserting, immediately after Section 5.01(E), the following:

               "(F) As used in this Section 5.01, the term
          "Additional Collateral Documents" shall mean, col lectively, the following documents, as they may be amended, modified or supplemented from time to time:


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               (i)     Assignment, Pledge and Security Agreement,
          dated as of the date hereof, between Mortgagor, as Pledgor, and Mortgagee, as Pledgee;

               (ii) Assignment, Pledge and Security Agreement, dated as of the date hereof, between Imaging Video
          Incorporated, as Pledgor, and Mortgagee, as Pledgee;

               (iii)   Note Pledge Agreement, dated as of the
          date hereof, between Mortgagor, as Pledgor, and Mort gagee, as Pledgee;

               (iv)    Note Pledge Agreement, dated as of the
          date hereof, between S. Richard DiBona, as Pledgor, and Mortgagee, as Pledgee;

               (v)     Note Pledge Agreement, dated as of the
          date hereof, between Milton Keslow, as Pledgor, and Mortgagee, as Pledgee;

               (vi)    Note Pledge Agreement, dated as of the
          date hereof, between Imaging Video Incorporated, as Pledgor, and Mortgagee, as Pledgee;

               (vii)   Note Pledge Agreement, dated as of the
          date hereof, between Sandra Keslow, as Pledgor, and Mortgagee, as Pledgee;

               (viii)  Pledge Agreement, dated as of the date
          hereof, between S. Richard DiBona and Milton Keslow, as
          Pledgor, and Mortgagee, as Pledgee; and

               (ix)    Lockbox Agreement, dated as of the date
          hereof, between Mortgagor and Mortgagee."


          9. The term "Space Leases" as used in the Mortgage and the term "Leases" and "leases" as used in the Assignment of Leases and the Assignment of Rents shall be deemed to include, without limitation, the following:

          (i) Lease, dated as of the date hereof, between Mortgagor, as Landlord, and Pany Rental, Inc., as Tenant, as the same may hereafter be amended, modified or supplemented from time to time; and

          (ii) Lease, dated as of the date hereof, between Mortgagor, as Landlord, and Imaging Video Ink, as Tenant, as the same may hereafter be amended, modified or supplemented from time to time.






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                    10.  In order to induce the Mortgagee to enter into
this Amendment, the Mortgagor hereby represents and warrants to the Mortgagee that (x) no Event of Default (as such term is defined in the Mortgage) exists as of the date hereof under the Mortgage after giving effect to this Amendment and (y) all of the representations and warranties contained in each of the Mortgage, the Assignment of Leases and the Assignment of Rents are true and correct in all material respects as of the date hereof both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the date hereof.

                    11. Except as specifically amended hereby, all terms and provisions of each of the Mortgage, the Assignment of Leases and the Assignment of Rents shall remain in full force and effect and are hereby ratified and confirmed and each of the Mortgage, the Assignment of Leases and the Assignment of Rents as amended hereby shall, from and after the date of this Amendment, each be read as a single integrated document incor porating the changes effected by this Amendment. Except as expressly provided hereby the execution and delivery of this Amendment does not constitute a waiver of any obligation of the Mortgagor under any of the Mortgage, the Note, the Assignment of Leases or the Assignment of Rents.

          12. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute but one and the same instrument.

          13. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

          14. Upon the execution and delivery hereof by the parties hereto, this Amendment shall be effective as of the date hereof.

          15. Mortgagor shall, from time to time at the request of the Mortgagee, execute and deliver to Mortgagee any other documents or instruments, and shall take such other action as may reasonably be required more effectively to carry out the terms and intent of this Amendment.

          16. Mortgagee has made no representations, warranties or covenants to or with Mortgagor with respect to the subject matter of this Amendment except as expressly provided herein. This Amendment represents the entire agreement between Mortgagor and Mortgagee with respect to such matters, and all prior negotiations and agreements relating thereto are hereby merged into this Amendment.

          17. Mortgagor agrees to pay all costs and expenses incurred by Mortgagee in connection with this Amendment and the Other Amendment, including, without limitation, the preparation, execution and delivery of this Amendment and the Other Amendment, recording fees, title insurance costs and attorney's fees, costs and disbursements.








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          IN WITNESS WHEREOF, each of the Mortgagor and Mortgagee have caused this Amendment to be duly executed as of the date first written above.

                              MORTGAGOR:

                              GENERAL CAMERA CORPORATION



                              By:  MILTON KESLOW
                                   ============================
                                   Name:   Milton Keslow
                                   Title:  Vice President



                              MORTGAGEE:

                              JOHN HANCOCK REALTY INCOME FUND - II LIMITED
                              PARTNERSHIP
                              By John Hancock Realty Equities, Inc., its general partner


                              By:  WILLIAM M. FITZGERALD
                                   ============================
                                   Name:   William M. Fitzgerald
                                   Title:  President
























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STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )


          On this 1ST day of JUNE, in the year 1994, before me personally came Milton Keslow, to me personally known, and known to me to be the Vice President of GENERAL CAMERA CORPORATION, and who resides at 77 Brewster Rd., Scarsdale, NY and to be the individual described in and who executed the above instrument in the corporate name, and he duly acknowledged to me that he executed the same for and on behalf of said corporation.



                                             AVRON I. BROG
                                             ==================
                                             Notary Public


[NOTARIAL SEAL]





























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STATE OF  MA        )
                    : ss.:
COUNTY OF  Suffolk  )


          On this 1st day of June, in the year 1994, before me, personally came William Fitzgerald, to me known who, being by me duly sworn, did depose and say that he/she resides at 200 Berkeley St., Boston, MA 02117; that he/she is a President of JOHN HANCOCK REALTY EQUITIES, INC., the general partner of JOHN HANCOCK REALTY INCOME FUND - II LIMITED PARTNERSHIP, the limited partnership described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of said entities.



                                             Alan R. Cohen
                                             ==================
                                             Notary Public


[NOTARIAL SEAL]




























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                                SCHEDULE A
                                ==========
PARCEL I:
=========
ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at a point on the southerly side of 36th Street, distant 250 feet easterly from the corner formed by the intersection of the said southerly side of 36th Street with the easterly side of 11th Avenue;

RUNNING THENCE Southerly parallel with said easterly side of 11th Avenue, 98 feet 9 inches to the center line of the block;

THENCE Easterly along the said center line of the block, 100 feet;

THENCE Northerly again parallel with the said easterly side of 11th Avenue 98 feet, 9 inches to said southerly side of 136th Street;

THENCE Westerly along the said southerly side of 36th Street, 100 feet, to the point or place of BEGINNING.

PARCEL II
=========
ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at a point on the southerly side of 36th Street, distant 387 feet 6 inches westerly from the corner formed by the intersection of the westerly side of Tenth Avenue with the southerly side of 36th Street;

THENCE Westerly along the southerly side of 36th Street 62 feet 6 inches;

THENCE Southerly and parallel with Tenth Avenue 98 feet 9 inches to the center line of the block between 35th and 36th Streets;

THENCE Easterly along said center line 62 feet 6 inches;

THENCE Northerly and parallel with Tenth Avenue 98 feet 9 inches to the southerly side of 36th Street the point or place of BEGINNING.












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                                Schedule 2
                                ==========
           Document                           Required Delivery Date
           ========                           ======================

 1.  Preliminary 12/31/93 personal finan-         June 15, 1994
     cial statements of S. Richard DiBona,
     Margaret DiBona, Milton Keslow, and
     Sandra Keslow (the "Guarantors")

 2.  Final 12/31/93 personal financial            September 15, 1994
     statements of each of the Guarantors

 3.  1992 federal tax returns of each             Prior to June 1, 1994
     of the Guarantors

 4.  1993 federal tax returns of each of          October 15, 1994
     the Guarantors

 5.  Preliminary 12/31/93 financial               Prior to June 1, 1994
     statements of General Camera Corp.

 6.  Final 12/31/93 financial statements          June 15, 1994
     of General Camera Corp. and IV Ink

 7.  Equity (Net Worth) statements of             On or before May 1
     General Camera Corp. and IV Ink for          of the succeeding
     calendar years ending December               calendar year
     31, 1994, 1995 and 1996.  [Note:
     These statements shall be delivered
     concurrently with the 12/31 finan-
     cial statements of General Camera
     Corp. and IV Ink.]

 8.  Projection of Income and                     Prior to June 1, 1994
     Expenses for balance of 1994 and
     for 1995 and 1996 (on a calendar
     year basis) for General Camera
     Corp.

 9.  Copies of all intercompany notes,            Prior to June 1, 1994
     loan agreements, etc. between IV
     Ink, IV Inc., General Camera Corp.
     and the Guarantors, together with
     a schedule detailing the interest
     rate for each instrument and showing
     the annual interest and principal
     payments under each such instrument
     for the next three (3) years

10.  Quarterly Income and Expense State-          30 days after
     ments for General Camera Corp.               the end of each
     beginning with the calendar quarter          calendar quarter
     ending September 30, 1994)

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